UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 6, 2020

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FleetCor Technologies, Inc.
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(Exact name of registrant as specified in its charter)
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Delaware	001-35004	72-1074903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3280 Peachtree Road, Suite 2400	Atlanta	30305
(Address of principal executive offices)	GA	(Zip Code)
Registrant’s telephone number, including area code: (770) 449-0479
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	FLT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2020, FLEETCOR Technologies, Inc. announced the retirement of Eric R. Dey, as the Company’s Chief Financial Officer and Principal Accounting Officer and the appointment of Charles R. Freund, to serve as the Company’s Chief Financial Officer, effective September 1, 2020. Mr. Freund, age 47, joined FLEETCOR in December 2000 as director of business development and was most recently executive vice president for strategy. During his tenure with the Company, Mr. Freund has also served as executive vice president of global sales, president of developing markets, and vice president of UK card issuing. Prior to joining FLEETCOR, Mr. Freund was a consultant at Sibson Consulting, a member of The Segal Group. The terms of employment, including compensation, will be agreed to prior to Mr. Freund assuming his new position. Mr. Dey will will remain on as a senior advisor at the Company through the end of the year to ensure a smooth transition of responsibilities.
The Company issued a press release on August 6, 2020, announcing the retirement of Mr. Dey and the appointment of Mr. Freund. A copy of the press release is filed as Exhibit 99.1 to the Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	FLEETCOR Technologies, Inc. press release dated August 6, 2020
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FleetCor Technologies, Inc.

August 12, 2020	By: /s/ Eric R. Dey
Eric R. Dey
Chief Financial Officer